UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2003

PHOTON DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

California (State or Other Jurisdiction of Incorporation)	000-27234 (Commission File Number)	94-3007502 (IRS Employer Identification No.)

17 Great Oaks Blvd.
San Jose, CA 95119
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (408) 360-3550

ITEM 9. REGULATION FD DISCLOSURE.

     This Form 8-K is being furnished to report information pursuant to Item 12 – Results of Operations and Financial Condition, as follows:

     On April 15, 2003, Photon Dynamics, Inc. issued a press release announcing preliminary results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits

99.1	Press Release of Photon Dynamics, Inc. issued April 15, 2003, announcing preliminary results for the quarter ended March 31, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PHOTON DYNAMICS, INC.

Dated: April 15, 2003	By:	/s/ Richard L. Dissly Richard L. Dissly Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit

99.1	Press Release of Photon Dynamics, Inc. issued April 15, 2003, announcing preliminary results for the quarter ended March 31, 2003.